UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

Form 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): November 23, 2018

Jones Soda Co.
(Exact Name of Registrant as Specified in Charter)

Washington	0-28820	52-2336602
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

66 South Hanford Street, Suite 150, Seattle, Washington 98134
(Address of Principal Executive Offices) (Zip Code)

(206) 624-3357
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Increase to Size of Board; Appointment of New Director

Effective November 23, 2018, the Board of Directors (the “Board”) of Jones Soda Co. (the “Company”) approved an increase to the size of the Board to seven (7) directors in accordance with Section 3.2 of the Company’s Amended and Restated Bylaws (the “Bylaws”) and, upon the recommendation of the Nominating Committee of the Board and in accordance with the Bylaws, appointed Vanessa Walker to fill the vacancy on the Board resulting from the increase in the size of the Board.  Ms. Walker’s term of office will expire at the Company’s 2019 annual meeting of shareholders, or her earlier resignation, death or removal.

From January 2016 to October 2018, Ms. Walker served as the executive vice president of marketing and innovations at Celsius Holdings (Nasdaq: CELH), a maker of clinically proven performance drinks. From January 2008 to January 2016, Walker served as senior vice president of sales and marketing at La Croix Sparkling Water, a division of National Beverage Corp. (Nasdaq: FIZZ). Prior to her time at La Croix, Ms. Walker served in various marketing and managerial roles at other beverage brands and retailers. Walker received her MBA in International Business from Mercer University, and a BA in Arts, English and Business from Florida State University.

Ms. Walker will be eligible to participate in the Company’s amended compensation plan for non-employee directors in effect and as amended from time to time, as described in the Company’s proxy statement on Schedule 14A for its 2018 Annual Meeting of Shareholders filed with the Securities and Exchange Commission on March 29, 2018.

A copy of the Company’s press release announcing Ms. Walker’s appointment is filed with this report as Exhibit 99.1, and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)        Exhibits.

Exhibit No.	Description

99.1	Press Release dated November 27, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Jones Soda Co.

Date: November 27, 2018	By:	/s/ Jennifer Cue
Jennifer Cue
Chief Executive Officer